United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2017

FUEL TECH, INC.
(Exact name of registrant as specified in its charter)

Delaware         001-33059      20-5657551
(State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)

Fuel Tech, Inc.
27601 Bella Vista Parkway
Warrenville, IL 60555-1617
630-845-4500

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR    240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR     240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On March 14, 2017, Fuel Tech, Inc. ("Fuel Tech” or the “Registrant”) issued a press release which contained, among other things, an announcement of Fuel Tech’s financial results for the fourth quarter and for the full year ended December 31, 2016. A copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial Statements of Businesses Acquired.
None.
(b) Pro Forma Financial Information.
None.

(c) Exhibits.
Exhibit No.         Description

99.1             Press Release of Fuel Tech, Inc. dated March 14, 2017.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuel Tech, Inc.
(Registrant)

Date: March 14, 2017

By: /s/ David S. Collins _
David S. Collins
Senior Vice President, Treasurer
and Chief Financial Officer